Putnam
Europe
Growth
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-98


[LOGO: BOSTON * LONDON * TOKYO]

* Morningstar, an independent rating agency, gave the fund's class A shares the highest ranking of 5 stars for overall performance as of December 31, 1998 (based on the fund's average annual returns for the 3- and 5-year periods). This rating put the fund among 10% of the 862 international equity funds rated.*


* Putnam Europe Growth Fund's class A shares were ranked in the top 25% by Lipper Analytical Services for the 5-year period ended December 31, 1998. The fund ranked 6 out of 23 European funds ranked.+


   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

16 Financial statements

* Morningstar ratings reflect risk-adjusted performance through 12/31/98 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For both 3- and 5-year performance, the fund received 5 stars. There were 862 and 407 international equity funds rated, respectively. 10% of the funds in an investment category receive 5 stars. Performance of other share classes will vary. Past performance is not indicative of future results.

+ Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class A shares ranked 45 out of 95 European funds for 1-year performance as of 12/31/98. Performance of other share classes will vary. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Europe Growth Fund began fiscal 1999 just as the world's equity investors were hastily shifting assets from stocks to high-quality bonds in the aftermath of a global financial crisis. During the period, capital markets experienced extraordinary mood swings. However, by the time the fund's fiscal year reached its midpoint on December 31, 1998, a more positive tone prevailed, and European equities had recovered much of the ground lost during the summer.

It seems unlikely, however, that all uncertainties are behind us.
Investors are still nervously watching developments in Brazil, China, and Japan. They are also keeping a close eye on Europe's economic situation following the introduction of the euro, lest events touch off new worries or lead to new reasons for optimism.

I am pleased to announce the addition of Nigel P. Hart to your fund's management team. Nigel, who joined Putnam's Core International Equity Group in 1997, was formerly with IAI International and Commercial Union Asset Management. He has 9 years of investment experience.

Respectfully yours,


/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
February 17, 1999



Report from the Fund Managers
Mark D. Pollard
Omid Kamshad
Nigel P. Hart

The advent of a new currency, a significant market correction, and a subsequent rally in global markets all combined to provide a challenging environment for the first half of Putnam Europe Growth Fund's fiscal year. For the semiannual period ended December 31, 1998, the fund had a total return of -2.86% at net asset value (-8.43% at public offering price), compared with the 1.61% return of the Morgan Stanley Capital International Europe Index. Results for other share classes and longer periods can be found on page 9.

* EUROPEAN EQUITY MARKETS SLUMP, THEN RALLY

European equity markets have experienced extraordinary volatility over the past six months. First, there were abrupt declines as many of the trends that had propelled equities during your fund's prior fiscal year reversed themselves with a vengeance. The dollar, which had been strong, weakened; oil and commodity prices, which had been weak, strengthened; and economically sensitive sectors such as financials that had performed well significantly underperformed. Most important of all, European stocks proved to be as vulnerable to these developments as stocks elsewhere in the more troubled regions of the world.

In August, unprecedented stock market intervention by the Hong Kong Monetary Authority was accompanied by the collapse of the Russian ruble. The ensuing damage to hedge funds and banks destabilized world markets. As these leveraged players attempted to unwind their positions, they sparked a wave of heavy selling. Japanese, U.S., and European investors all looked to European markets as the most obvious place to harvest profits when the correction came. As the selling drove prices down, European stocks that had been strong performers during the first half of 1998 experienced dramatic reversals, often without any fundamental justification.

As we searched through the debris in September and October, we concluded that some economically sensitive stocks needed to be carefully reexamined in light of lower growth expectations. However, on the whole, we believed the scale of the correction and the indiscriminate nature of the markdowns was unwarranted. By way of illustration, one quarter of all European stocks fell by more than half from their midsummer highs. Amid these castoffs, we found numerous compelling investment opportunities.

Once begun, the rally was boosted by renewed, strong merger activity. Coming on the heels of the completion of the Daimler Benz/Chrysler merger, U.K.-based engineering group Siebe announced merger plans with BTR, one of the U.K.'s largest industrial manufacturers, while Deutsche Bank initiated a $9.2 billion takeover of U.S.-based Bankers Trust. At the same time, Total of France announced its intention to buy Petrofina of Belgium, and the BP Amoco merger moved nearer to completion, continuing the oil industry consolidation touched off by the merger of Exxon and Mobil. The strong recovery was also helped as several European central banks lowered interest rates to 3% in advance of the introduction of the euro.

* TELECOMS AND FINANCIALS HELP BOOST PERFORMANCE

A factor that has affected your fund over the past year -- and we believe should persist for a while -- is the impact of global deflationary forces on the industrial sector of Europe. A weakening global economy, increased export competitiveness in the Far East, and greater price transparency caused by the advent of the euro and growth in usage of the Internet have combined to create a complete absence of pricing power for many industrial corporations. At both the asset allocation and stock selection stages, this has led us to look for investments that are insulated from the ravages of global deflationary forces. Examples include Swisscom, which dominates the public telecommunications networks in Switzerland and turned in a strong performance during the period. Also, Mannesmann, which is successfully restructuring itself from a German engineering group to a fixed and mobile telecom operator. Vivendi (formerly Generale des Eaux) has streamlined itself to realize an increasing amount of value from its fast-growing fixed and mobile telecom operations in France. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

[GRAPHIC OMITTED: horizontal bar chart of TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

United Kingdom                           25.6%

France                                   15.7%

Switzerland                              10.2%

Netherlands                               9.9%

Germany                                   9.3%

Footnote reads:
*Based on net assets as of 12/31/98. Holdings will vary over time.

In the financial services sector, strong performers included Banque Nationale de Paris, a French bank and potential merger candidate; United Bank of Switzerland, itself a product of the merger of UBS and Swiss Bank Corporation; Allied Zurich, a Swiss-controlled insurance company; and the two main Irish banks: Allied Irish Bank and Bank of Ireland.

* ADVENT OF EURO

On January 1, 1999, we saw the introduction of the euro for the 11 participating countries in Europe. The introduction went smoothly and indeed passed almost without incident. However, over the longer term, a number of euro-related issues remain unresolved, including how and when to incorporate the British pound and other smaller currencies into the euro zone. Additional challenges will occur when euro notes and coins come into effect with the second phase of the introduction of the euro, slated for January 1, 2002.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Novartis AG ADR (Switzerland)
Pharmaceuticals

Allied Irish Banks PLC (Ireland)
Insurance and finance

Vivendi (France)
Telecommunications

Internationale Nederlanden Groep (Netherlands)
Insurance and finance

Union Bank of Switzerland AG (Switzerland)
Banking

Nestle S.A. (Switzerland)
Food and beverages

CRH PLC (Ireland)
Building and construction

Akzo-Nobel N.V. (Netherlands)
Chemicals

Swisscom AG (Switzerland)
Telecommunications

Bass PLC (United Kingdom)
Food and beverages

Footnote reads:
These holdings represent 20.5% of the fund's net assets as of 12/31/98. Portfolio holdings will vary over time.

However, we believe that the biggest test will come with the next economic downturn in Europe. Thus far we have witnessed convergence of inflation rates and interest rates, which is a significant achievement. However, we have seen no progress with respect to convergence of tax rates, pay structures, labor laws, or corporate laws. In the United States, labor is relatively mobile. There are federal tax mechanisms in place that enable economic growth to be redistributed to the appropriate parts of the country. Europe offers less labor mobility than the United States because of cultural and language differences. In the event of an economic downturn in Europe, in which some regions experience rising unemployment while other areas remain robust, a one-size-fits-all interest-rate policy may be inappropriate. For the moment, the economic environment is benign so there are longer-term concerns. However, there can be little doubt that the real test for the euro will come with the next economic downturn in Europe.

* POSITIVE OUTLOOK FOR EUROPEAN MARKETS

We believe that European markets remain attractive in a global context and continue to expect outperformance relative to other global markets. As was the case in 1998, reasonable economic growth, modest inflation, low interest rates, and mergers and acquisitions should support European equity markets.

We remain leery of investing in the United Kingdom, where growth seems likely to lag the rest of the region. Conversely we expect countries on the periphery of EMU, such as Ireland, Spain, and Portugal, to continue to prosper. Technology stocks in Europe should continue their strong cyclical recovery and we have positioned your fund accordingly. At the same time, we remain cautious of heavy industrials and commodities such as chemicals, steel, and oil. Overall, in our opinion, the outlook for European equities is encouraging, within the context of an increasingly uncertain global environment.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/98, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, including economic instability, political developments, and currency fluctuations. Funds investing in a single sector may be subject to more volatility than those investing in a diverse group of sectors.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Europe Growth Fund is designed for investors seeking capital appreciation through investments primarily in common stocks and other securities of European companies.


TOTAL RETURN FOR PERIODS ENDED 12/31/98

                                Class A           Class B           Class M
(inception date)               (9/7/90)          (2/1/94)          (12/1/94)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
6 months                    -2.86%   -8.43%   -3.16%   -7.76%   -3.01%   -6.40%
------------------------------------------------------------------------------
1 year                      23.61    16.47    22.77    17.77    23.12    18.82
------------------------------------------------------------------------------
5 years                    138.63   124.82   130.34   128.34   134.30   126.05
Annual average              19.00    17.59    18.16    17.96    18.56    17.72
------------------------------------------------------------------------------
Life of fund               257.65   237.03   236.09   236.09   244.56   232.33
Annual average              16.57    15.74    15.70    15.70    16.05    15.55
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/98

                                             MSCI Europe           Consumer
                                                Index            Price Index
------------------------------------------------------------------------------
6 months                                         1.61%              0.74%
------------------------------------------------------------------------------
1 year                                          28.53               1.80
------------------------------------------------------------------------------
5 years                                        139.68              12.62
Annual average                                  19.11               2.41
------------------------------------------------------------------------------
Life of fund                                   218.03              24.77
Annual average                                  14.89               2.69
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 12/31/98

                                Class A       Class B        Class M
------------------------------------------------------------------------------
Distributions (number)             1             1              1
------------------------------------------------------------------------------
Income                          $0.212        $0.094         $0.202
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                        0.762         0.762          0.762
------------------------------------------------------------------------------
Short-term                       0.232         0.232          0.232
------------------------------------------------------------------------------
 Total                          $1.206        $1.088         $1.196
------------------------------------------------------------------------------
Share value:                 NAV      POP       NAV       NAV      POP
------------------------------------------------------------------------------
6/30/98                   $23.68   $25.12    $23.11    $23.51   $24.36
------------------------------------------------------------------------------
12/31/98                   21.75    23.08     21.25     21.56    22.34
------------------------------------------------------------------------------

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Morgan Stanley Capital International Europe Index (MSCI) is an unmanaged list of approximately 627 equity securities originating in one of the 15 European countries, with all values expressed in U.S. dollars. The index assumes reinvestment of all distributions and dividend payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


Portfolio of investments owned
December 31, 1998 (Unaudited)

COMMON STOCKS (97.6%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Austria (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            127,654  Erste Bank                                                                             $    6,837,634
             11,474  EVN Energie-Versorgung Niederoesterreich AG                                                 1,625,851
             55,267  VA Technolgies AG                                                                           4,793,109
                                                                                                            --------------
                                                                                                                13,256,594

Canada (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            269,698  Laurasia Resources Ltd. (NON)                                                               6,801,647

Denmark (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             42,471  Sydbank AS                                                                                  1,815,057
            125,220  Unidanmark AS                                                                              11,271,368
                                                                                                            --------------
                                                                                                                13,086,425

Finland (1.7%)
--------------------------------------------------------------------------------------------------------------------------
            229,500  Fortum Corporation (NON)                                                                    1,395,958
            107,686  Huhtamaki I Free                                                                            4,099,104
            213,327  Oy Nokia AB Class A                                                                        25,951,681
                                                                                                            --------------
                                                                                                                31,446,743

France (15.7%)
--------------------------------------------------------------------------------------------------------------------------
            233,322  AGF (Assurances Generales de France)                                                       13,935,778
             62,542  Alcatel Alsthom CGE S.A.                                                                    7,654,504
            126,583  Axa S.A. (NON)                                                                             18,346,347
            332,004  Banque Nationale de Paris                                                                  27,338,780
             46,424  CNP Assurances (NON)                                                                        1,410,488
            133,800  CNP Assurances 144A (NON)                                                                   4,065,210
            111,342  Credit Commercial de France                                                                10,339,882
             30,302  Danone                                                                                      8,675,220
            229,748  Elf Aquitaine S.A. (NON)                                                                   26,556,660
             79,180  France Telecom S.A.                                                                         6,290,536
            159,268  Lafarge Coppee                                                                             15,132,555
            351,458  Michelin Corp. Class B                                                                     14,055,301
             46,855  Peugeot Citroen S.A.                                                                        7,252,058
            140,369  Renault S.A. (NON)                                                                          6,304,260
            255,080  SCOR                                                                                       16,864,756
            122,370  Societe Generale                                                                           19,815,852
            208,681  STMicroelectronics N.V.                                                                    16,429,517
             72,144  STMicroelectronics N.V. ADR (NON)                                                           5,631,741
            582,957  Telfonica S.A. (NON)                                                                          517,600
            190,581  Total S.A. Class B                                                                         19,301,241
             39,176  Union des Assurances Federales                                                              5,201,316
            157,723  Vivendi                                                                                    40,921,565
                                                                                                            --------------
                                                                                                               292,041,167

Germany (9.3%)
--------------------------------------------------------------------------------------------------------------------------
             34,984  Allianz Versicherungs AG (NON)                                                             12,835,660
            221,147  Bayer AG ADR (NON)                                                                          9,236,038
             20,623  Bayerische Motoren Werke (BMW) AG                                                          16,012,454
                  1  Bayerische Motoren Werke (BMW)                                                                    593
            234,546  Deutsche Bank AG                                                                           13,809,665
            553,844  Deutsche Lufthansa AG                                                                      12,238,911
            470,813  Deutsche Telekom AG                                                                        15,493,036
            532,784  Hoechst AG                                                                                 22,107,353
            278,727  Mannesmann AG                                                                              31,968,328
             24,309  Munich Re                                                                                  11,780,077
            144,939  Veba (Vereinigte Elektrizitaets Bergwerks) AG                                               8,677,366
            238,520  Volkswagon AG (NON)                                                                        19,049,517
                                                                                                            --------------
                                                                                                               173,208,998

Greece (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            629,620  Hellenic Telecommunication Organization S.A.                                               16,743,420

Ireland (5.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,359,336  Allied Irish Banks PLC                                                                     42,205,242
            639,306  Bank of Ireland                                                                            14,212,188
          1,948,405  CRH PLC                                                                                    33,608,428
          1,394,420  Greencore Group PLC                                                                         6,427,858
                                                                                                            --------------
                                                                                                                96,453,716

Italy (5.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,998,856  Banca Commerciale Italiana                                                                 20,701,804
            315,836  Banca Popolare di Bergamo SPA                                                               7,669,265
            227,766  Banca Popolare di Brescia SPA                                                               5,558,296
            601,900  Banca Popolare di Milano                                                                    5,467,179
          3,497,398  Ente Nazionale Idrocarburi (ENI) SPA                                                       22,872,653
          3,465,900  Istituto Nazionale delle Assicurazioni                                                      9,161,108
          3,205,816  Telecom Italia SPA                                                                         27,371,930
                                                                                                            --------------
                                                                                                                98,802,235

Netherlands (9.9%)
--------------------------------------------------------------------------------------------------------------------------
            446,706  ABN AMRO Holding N.V.                                                                       9,388,075
            735,596  Akzo-Nobel N.V.                                                                            33,462,867
            164,483  Gucci Group N.V.                                                                            7,997,986
            629,764  Internationale Nederlanden Groep                                                           38,365,511
            784,016  Koninklijke Ahold N.V.                                                                     28,949,567
             94,376  Nutreco Holding NV                                                                          3,715,788
            106,662  Nutreco Holding NV 144A                                                                     4,199,515
            314,918  Philips Electronics N.V.                                                                   21,111,821
            540,811  TNT Post Group N.V.                                                                        17,408,388
            552,721  Vedior NV (NON)                                                                            10,880,914
            388,817  Vendex International N.V.                                                                   9,433,389
                                                                                                            --------------
                                                                                                               184,913,821

Poland (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            128,055  Bank Handlowy W Warszawie 144A (NON)                                                        1,581,963
            295,500  Bank Handlowy W Warszawie                                                                   3,650,542
            163,804  Bank Handlowy W Warszawie GDR                                                               2,088,501
            190,564  Bank Handlowy W Warszawie, 144A, GDR                                                        2,429,691
            620,404  Wielkopolski Bank Kredytowy S.A.                                                            3,911,820
                                                                                                            --------------
                                                                                                                13,662,517

Portugal (2.8%)
--------------------------------------------------------------------------------------------------------------------------
            348,566  Cimpor-Cimentos de Portugal, SGPS, S.A.                                                    11,109,917
            942,313  Electricidade de Portugal S.A.                                                             20,715,566
            422,518  Portugal Telecom S.A.                                                                      19,343,066
                                                                                                            --------------
                                                                                                                51,168,549

Spain (3.8%)
--------------------------------------------------------------------------------------------------------------------------
             36,739  CF Alba Spain S. A.                                                                         6,135,680
            739,819  Iberdola S.A.                                                                              13,841,304
            366,376  Inmobiliaria Metropolitana Vasco Central S.A.                                              10,998,251
            184,882  Mapfre Vida Seguros                                                                         6,957,014
            582,957  Telfonica de Espana                                                                        25,921,067
            422,100  Vallehermoso SA (NON)                                                                       6,038,073
                                                                                                            --------------
                                                                                                                69,891,389

Sweden (4.7%)
--------------------------------------------------------------------------------------------------------------------------
            330,850  ForeningsSparbanken AB                                                                      8,556,466
            906,470  LM Ericsson Class B                                                                        21,545,408
            885,047  Nordbanken Holding AG                                                                       5,667,789
            284,259  Pharmacia & Upjohn, Inc ADS                                                                15,893,299
            596,689  Svenska Cellulosa AB Class B                                                               13,006,644
            336,825  Svenska Handelsbanken                                                                      14,186,472
            417,030  Volvo AB                                                                                    9,552,658
                                                                                                            --------------
                                                                                                                88,408,736

Switzerland (10.2%)
--------------------------------------------------------------------------------------------------------------------------
             10,995  Cie Finance Richemont                                                                      15,545,897
              3,587  Julius Baer Holdings AG                                                                    11,921,846
             16,886  Nestle S.A.                                                                                36,759,476
             27,774  Novartis AG ADR                                                                            54,597,597
             78,583  Swisscom AG ADR                                                                            32,897,870
            122,687  Union Bank of Switzerland AG                                                               37,694,877
                                                                                                            --------------
                                                                                                               189,417,563

United Kingdom (25.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,012,074  Allied Zurich AG (NON)                                                                     29,900,185
          1,196,529  Associated British Ports Holdings PLC                                                       5,553,426
          4,111,577  Avis Europe PLC 144A ADR (NON)                                                             17,106,529
          2,221,481  Bass PLC                                                                                   32,220,359
          2,126,326  Blue Circle Industries PLC                                                                 10,926,254
          2,384,347  British Airways PLC                                                                        16,016,675
            668,734  British Petroleum Co. PLC                                                                   9,948,729
          1,180,186  Burmah Castrol PLC                                                                         16,823,976
          1,533,024  Cable & Wireless Communications (NON)                                                      13,950,862
          2,007,873  Cable & Wireless PLC                                                                       24,595,770
          2,924,406  Cookson Group PLC                                                                           6,350,219
          1,029,541  Dixons Group PLC                                                                           14,429,025
            936,500  EMI Group PLC (NON)                                                                         6,240,416
            542,437  Glaxo Wellcome PLC                                                                         18,594,289
          1,573,075  Granada Group PLC                                                                          27,704,997
            601,351  HSBC Holdings PLC                                                                          16,247,831
          1,054,800  Marks & Spencer PLC                                                                         7,207,929
            791,711  National Westminster Bancorp Inc.                                                          15,210,022
            896,200  Orange PLC ADR (NON)                                                                       10,376,505
          2,069,927  Peninsular and Oriental Steam Navigation Co.                                               24,378,042
          1,703,320  Royal & Sun Alliance Insurance Group PLC                                                   13,855,950
            212,608  Royal PTT                                                                                  10,633,228
          2,480,915  Scottish Power PLC                                                                         25,393,852
          1,738,701  Securicor Group PLC (NON)                                                                  14,525,637
          4,281,896  Siebe PLC                                                                                  16,821,480
          1,069,800  Smithkline Beecham PLC ADR                                                                 14,895,724
          1,213,105  Smiths Industries PLC                                                                      17,242,977
          2,761,674  Storehouse PLC                                                                              6,225,741
          2,015,000  Thomson Travel Group PLC 144A (NON)                                                         5,477,700
          1,335,926  Thomson Travel Group PLC (NON)                                                              3,631,667
          5,379,839  Tomkins PLC                                                                                25,281,456
                                                                                                            --------------
                                                                                                               477,767,452
                                                                                                            --------------
                     Total Common Stocks (cost $1,602,139,195)                                              $1,817,070,972
--------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (2.7%) (a)(cost $49,453,456)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $49,447,000  Interest in $750,000,000 joint tri-party repurchase agreement dated December 31, 1998, with Goldman Sachs & Co. due
                       January 4, 1999, with respect to various U.S. Treasury
                       obligations -- maturity value of $49,472,822 for an
                       effective yield of 4.70%                                                             $   49,453,456
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,651,592,651) (b)                                            $1,866,524,428
--------------------------------------------------------------------------------------------------------------------------


  (a) Percentages indicated are based on net assets of $1,862,655,015.

  (b) The aggregate identified cost on a tax basis is $1,651,734,849, resulting in gross unrealized appreciation and depreciation of $309,629,546 and $94,839,967, respectively, or net unrealized appreciation of $214,789,579.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR, ADS, or GDR after the name of a foreign holding stands for American Depository Receipts, American
      Depository Shares or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.


      The fund had the following industry group concentrations greater than 10% at December 31, 1998 (as a percentage of net assets):

         Insurance and Finance       24.0%
         Telecommunications          20.1

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
December 31, 1998 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,651,592,651) (Note 1)                                        $1,866,524,428
-----------------------------------------------------------------------------------------------
Cash                                                                                        444
-----------------------------------------------------------------------------------------------
Foreign currency (cost $116,956)                                                        116,782
-----------------------------------------------------------------------------------------------
Dividends and interest receivable                                                     4,496,563
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               12,983,629
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,884,121,846

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      2,259,911
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           14,187,077
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          2,921,479
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              424,961
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            18,790
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              5,011
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,410,659
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  238,943
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    21,466,831
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,862,655,015

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,667,051,640
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                     (6,907,824)
-----------------------------------------------------------------------------------------------
Distributions in excess of net realized gain on investments
and foreign currency transactions (Note 1)                                          (12,426,913)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                        214,938,112
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,862,655,015

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($877,778,437 divided by 40,360,945 shares)                                              $21.75
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $21.75)*                                  $23.08
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($772,175,230 divided by 36,341,275 shares)**                                            $21.25
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($212,701,348 divided by 9,864,951 shares)                                               $21.56
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $21.56)*                                  $22.34
-----------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended December 31, 1998 (Unaudited)
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,445,412)                                       $  7,539,785
-----------------------------------------------------------------------------------------------
Interest                                                                              1,172,052
-----------------------------------------------------------------------------------------------
Total investment income                                                               8,711,837

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      5,804,452
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        1,989,738
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        23,003
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         10,146
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 1,021,431
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 3,390,396
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   514,548
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  33,419
-----------------------------------------------------------------------------------------------
Registration fees                                                                       165,673
-----------------------------------------------------------------------------------------------
Auditing                                                                                 21,576
-----------------------------------------------------------------------------------------------
Legal                                                                                    23,836
-----------------------------------------------------------------------------------------------
Postage                                                                                 150,382
-----------------------------------------------------------------------------------------------
Other                                                                                   172,900
-----------------------------------------------------------------------------------------------
Total expenses                                                                       13,321,500
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (225,885)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         13,095,615
-----------------------------------------------------------------------------------------------
Net investment loss                                                                  (4,383,778)
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                      8,900,321
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Notes 1 and 3)                     (626,637)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the period                                                     22,058
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                        (55,568,360)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (47,272,618)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $(51,656,396)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                    December 31         June 30
                                                                                          1998*            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                     $   (4,383,778) $    9,920,746
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                         8,273,684      86,038,453
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies                                                               (55,546,302)    178,406,624
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                           (51,656,396)    274,365,823
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
---------------------------------------------------------------------------------------------------------------
    Class A                                                                          (8,081,573)     (7,640,645)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (3,212,251)     (4,471,018)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (2,085,646)       (297,933)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
---------------------------------------------------------------------------------------------------------------
    Class A                                                                         (37,891,904)    (23,126,779)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (33,967,850)    (19,048,225)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                         (10,263,030)     (1,128,746)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                   542,034,161     658,369,779
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                        394,875,511     877,022,256

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                               1,467,779,504     590,757,248
---------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess and
undistributed net investment income of $6,907,824
and $10,855,424, respectively)                                                   $1,862,655,015  $1,467,779,504
---------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                  Six months
                                    ended
Per-share                        December 31
operating performance            (Unaudited)                                    Year ended June 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $23.68           $18.96           $15.91           $13.88           $11.64            $9.84
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income               (.02)(c)          .31(c)           .24(c)           .24(c)           .18              .18
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.71)            5.91             4.07             2.19             2.22             1.73
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.73)            6.22             4.31             2.43             2.40             1.91
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.21)            (.37)            (.20)              --               --             (.11)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      (.99)           (1.13)           (1.06)            (.40)            (.16)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (1.20)           (1.50)           (1.26)            (.40)            (.16)            (.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $21.75           $23.68           $18.96           $15.91           $13.88           $11.64
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)          (2.86)*          35.22            28.49            17.82            20.84            19.45
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $877,778         $791,871         $313,492         $127,980          $90,420          $67,471
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .64*            1.32             1.45             1.47             1.38             1.50
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           (.09)*           1.46             1.43             1.59             1.45             1.17
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             18.66*           48.86            55.45            38.85            44.33            36.73
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.



Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                   ended                                                                           For the period
Per-share                       December 31                                                                         Feb. 1, 1994+
operating performance           (Unaudited)                            Year ended June 30                            to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $23.11           $18.56           $15.64           $13.75           $11.62           $12.49
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income               (.10)(c)          .14(c)           .13(c)           .14(c)           .08              .04
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.68)            5.80             3.97             2.15             2.21             (.91)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.78)            5.94             4.10             2.29             2.29             (.87)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.09)            (.26)            (.12)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      (.99)           (1.13)           (1.06)            (.40)            (.16)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (1.08)           (1.39)           (1.18)            (.40)            (.16)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $21.25           $23.11           $18.56           $15.64           $13.75           $11.62
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)          (3.16)*          34.26            27.51            16.95            19.92            (6.97)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $772,175         $633,294         $261,454          $90,126          $45,733          $21,368
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)           1.02*            2.07             2.20             2.23             2.13              .95*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           (.47)*            .69              .76              .96              .74              .54*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             18.66*           48.86            55.45            38.85            44.33            36.73
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.



Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                 Six months
                                                    ended                                                          For the period
Per-share                                        December 31                                                        Dec. 1, 1994+
operating performance                            (Unaudited)                    Year ended June 30                   to June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $23.51           $18.85           $15.86           $13.90           $12.35
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                (.08)(c)          .20(c)           .19(c)           .24(c)           .09
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.68)            5.89             4.03             2.12             1.62
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.76)            6.09             4.22             2.36             1.71
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.20)            (.30)            (.17)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.99)           (1.13)           (1.06)            (.40)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.19)           (1.43)           (1.23)            (.40)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $21.56           $23.51           $18.85           $15.86           $13.90
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           (3.01)*          34.56            27.91            17.28            14.06*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $212,701          $42,614          $15,811           $4,047             $746
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .89*            1.82             1.95             2.02             1.08*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            (.35)*            .99             1.10             1.59             1.61*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              18.66*           48.86            55.45            38.85            44.33
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
December 31, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Europe Growth Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of European companies.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market in which the securities are traded, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported sale price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended December 31, 1998, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is an annual rate of 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, and 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

For the six months ended December 31, 1998, fund expenses were reduced by $225,885 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,640 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended December 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $650,045 and $1,683,803 from the sale of class A and class M shares, respectively and $625,123 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended December 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $47,405 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended December 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $743,756,492 and $297,399,231, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At December 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                       Six months ended
                                                       December 31, 1998
-----------------------------------------------------------------------------
Class A                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                     32,017,675       $693,745,352
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,995,260         41,780,356
-----------------------------------------------------------------------------
                                                34,012,935        735,525,708

Shares
repurchased                                    (27,098,295)      (581,016,615)
-----------------------------------------------------------------------------
Net increase                                     6,914,640       $154,509,093
-----------------------------------------------------------------------------

                                                           Year ended
                                                          June 30, 1998
-----------------------------------------------------------------------------
Class A                                            Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                     54,950,759     $1,141,020,246
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,533,660         27,866,577
-----------------------------------------------------------------------------
                                                56,484,419      1,168,886,823

Shares
repurchased                                    (39,575,591)      (811,313,477)
-----------------------------------------------------------------------------
Net increase                                    16,908,828     $  357,573,346
-----------------------------------------------------------------------------

                                                        Six months ended
                                                        December 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     14,168,811       $307,676,250
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,617,011         32,883,958
-----------------------------------------------------------------------------
                                                15,785,822        340,560,208

Shares
repurchased                                     (6,852,260)      (142,911,826)
-----------------------------------------------------------------------------
Net increase                                     8,933,562       $197,648,382
-----------------------------------------------------------------------------

                                                            Year ended
                                                          June 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     22,984,899       $477,136,111
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,192,124         21,231,758
-----------------------------------------------------------------------------
                                                24,177,023        498,367,869

Shares
repurchased                                    (10,853,484)      (218,673,987)
-----------------------------------------------------------------------------
Net increase                                    13,323,539       $279,693,882
-----------------------------------------------------------------------------

                                                         Six months ended
                                                        December 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     15,802,063       $349,715,703
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       98,561          2,046,149
-----------------------------------------------------------------------------
                                                15,900,624        351,761,852
-----------------------------------------------------------------------------
Shares
repurchased                                     (7,848,643)      (161,885,166)
-----------------------------------------------------------------------------
Net increase                                     8,051,981       $189,876,686
-----------------------------------------------------------------------------

                                                         Year ended
                                                       June 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,224,241        $47,334,934
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       74,988          1,356,492
-----------------------------------------------------------------------------
                                                 2,299,229         48,691,426
-----------------------------------------------------------------------------
Shares
repurchased                                     (1,325,283)       (27,588,875)
-----------------------------------------------------------------------------
Net increase                                       973,946        $21,102,551
-----------------------------------------------------------------------------

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Mark D. Pollard
Vice President and Fund Manager

Omid Kamshad
Vice President and Fund Manager

Nigel P. Hart
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Europe Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
www.putnaminv.com
---------------------
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U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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SA005-49326 057/234/688 2/99